[*]=CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION

                                                                    EXHIBIT 10.7



October 9, 1997


CASCADE NATURAL GAS CORPORATION
222 Fairview Avenue North
Seattle, Washington
98109

ATTENTION:     MS. MELISSA WHITTEN
----------------------------------

Dear Melissa:

RE: NATURAL GAS SALES AGREEMENT DATED NOVEMBER 1, 1990 AS AMENDED BETWEEN BETWEEN ENGAGE ENERGY CANADA, L.P. (SUCCESSOR TO CANADIAN HYDROCARBONS MARKETING INC./WESTCOAST GAS SERVICES INC.) ("ENGAGE")
     AND CASCADE NATURAL GAS CORPORATION ("CASCADE")
--------------------------------------------------------------------------------

Pursuant to Section 7.09 of the above noted agreement, this letter shall confirm that the Gas Commodity Price and Reserves Standby Fee for the contract year November 1, 1997 through October 31, 1998 be established as follows:

(a)       GAS COMMODITY PRICE

  (i)     FOR THE PERIOD NOVEMBER 1, 1997 - DECEMBER 31, 1997

          The Gas Commodity Price payable by Cascade per MMBtu of gas delivered shall be U.S$[*]/MMBtu.

               MINUS those related Westcoast Energy Inc. Demand Charges paid by Cascade for the applicable contract month converted to U.S$/MMBtu unit rate assuming a 100% load factor.

               MINUS a Reserves Standby Charge credit of U.S$[*]/MMBtu.

  (ii)    FOR THE PERIOD JANUARY 1, 1998 - OCTOBER 31, 1998

          The Gas Commodity Price payable by Cascade per MMBtu of gas delivered shall be calculated monthly based upon the following:

               The first of the month index as quoted in the publication "Inside F.E.R.C.'s Gas Market Report, Price of Spot Gas Delivered in Pipelines (MMBtu/day)" under the heading "Northwest Pipeline Corporation-Canadian Border" Plus $[*] U.S/ MMBtu.

               MINUS those related Westcoast Energy Inc. Demand Charges paid by Cascade for the applicable contract month converted to U.S$/MMBtu unit rate assuming a 100% load factor.

               MINUS a Reserves Standby Charge credit of U.S$[*]/MMBtu.

(b)       RESERVES STANDBY FEE

               The Reserves Standby Fee shall be rolled over at the existing fee of U.S$[*]/MMBtu.

          Please indicate your acceptance of the foregoing by signing both copies of this letter and return one copy to us for our files.

          If you require any further information please give me a call at
          (403) 297-1838.

          Yours truly,

          ENGAGE ENERGY CANADA, L.P..



          Jeff A. Thompson,
          Vice President Supply and Marketing
          British Columbia and Pacific Northwest Region

          JAT/tw
          c.c. Lydia Sloan


          ACCEPTED AND AGREED TO this ______ day of ___________________,1997

          CASCADE NATURAL GAS CORPORATION

          Per:
               ------------------------

          Title:
                 ----------------------

October 9, 1997


CASCADE NATURAL GAS CORPORATION
222 Fairview Avenue North
Seattle, Washington
98109

ATTENTION:     MS. MELISSA WHITTEN
----------------------------------

Dear Melissa:

RE:  (WGSI 5K AGREEMENT)
     NATURAL GAS SALES AGREEMENT DATED NOVEMBER 1, 1990 AS AMENDED BETWEEN BETWEEN ENGAGE ENERGY CANADA, L.P. (SUCCESSOR TO CANADIAN HYDROCARBONS MARKETING INC./WESTCOAST GAS SERVICES INC.) ("ENGAGE")
     AND CASCADE NATURAL GAS CORPORATION ("CASCADE")
--------------------------------------------------------------------------------

Enclosed for signature are duplicate originals of the above noted agreement amending Section 7.09 of the Gas Commodity Price for the period November 1, 1997 to October 31, 1998.

Please sign both copies and return one copy for our files.

If you require any further information please give me a call at (403) 297-1838.

Yours truly,
ENGAGE ENERGY CANADA, L.P..



Jeff A. Thompson,
Vice President Supply and Marketing
British Columbia and Pacific Northwest Region

Att.
JAT/tw
c.c. Lydia Sloan